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                                                              Exhibit 23.1
                                                              ------------



                    Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 25, 1996, included in the Air Express International Corporation Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.




                                             ARTHUR ANDERSEN LLP


     New York, New York
     December 23, 1996